                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)           October 15, 1998
                                                       --------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       -------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                                            Applied For
----------                                            -----------

State or other                 (Commission         (IRS Employer
jurisdiction of                File Number)        ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
--------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                               (908) 686-2000
                                                   --------------
                         n/a
------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5         Other Events
               ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1998 Remittance Date.

                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       THE MONEY STORE INC.


                                       By: /s/ Harry Puglisi
                                       ---------------------
                                          Harry Puglisi
                                            Treasurer




        Dated:        10/31/98

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE OCTOBER 9, 1998 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                 $4,050,603.05

    LESS: SERVICE FEE                                             37,418.81
               CONTINGENCY FEE                                    37,418.81
               OTHER SERVICER FEES (Late Charges / Escrow)        18,330.45
               UNREIMBURSED MONTHLY ADVANCES                           0.00
                                                              --------------

                                                                  93,168.07
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                         31,004.73
               PRE-FUNDING ACCOUNT TRANSFER                            0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                   0.00
                                                              --------------

                                                                  31,004.73
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                            0.00

                                                              --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                         3,988,439.71
                                                              ==============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  37,849,662.91

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                  13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS A-1                                                 2,939,071.70
     CLASS A-2                                                         0.00
     CLASS A-3                                                         0.00
     CLASS A-4                                                         0.00
     CLASS A-5                                                         0.00
     CLASS M-1                                                         0.00
     CLASS M-2                                                         0.00
     CLASS B                                                           0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                       2,939,071.70

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                     0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                     0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                     0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                   0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                                       0.00
       CLASS M REALIZED LOSS AMOUNT                                                       0.00
       CLASS B REALIZED LOSS AMOUNT                                                       0.00
       AGGREGATE REALIZED LOSS AMOUNT                                                     0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                          7,604,173.0

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                                         1,347,345.34
   # OF LOANS                                                                              127

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                                   191,613.22

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                                   410,513.47

9. AMOUNT OF INTEREST RECEIVED                                                    2,081,953.27

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE MONTHLY ADVANCE TO BE
         DEPOSITED IN THE CERTIFICATE ACCOUNT PURSUANT
         TO SECTION 6.01 (a) (ii)                                                    31,004.73

    (B)  AMOUNT OF COMPENSATING INTEREST                                                196.50

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                  110,458.72

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                    202,022.58
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 2,939,071.70
         (C) CARRY FORWARD AMOUNT                                  0.00
         (D) MONTHLY ADVANCE                                       0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                        3,141,094.28

    CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREME                      102,015.83
         (B) PRINCIPAL DISTRIBUTION AMO                            0.00
         (C) CARRY FORWARD AMOUNT                                  0.00
         (D) MONTHLY ADVANCE                                       0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                          102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREME                      151,630.46
         (B) PRINCIPAL DISTRIBUTION AMO                            0.00
         (C) CARRY FORWARD AMOUNT                                  0.00
         (D) MONTHLY ADVANCE                                       0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                                          151,630.46

      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      127,563.70
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                  127,563.70

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      107,484.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                  107,484.28

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      690,716.85
         (B) PRINCIPAL DISTRIBUTION AMOUNT   2,939,071.70
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS A REMITTANCE AMOUNT                  3,629,788.55

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      136,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                  136,312.50

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      118,670.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                  118,670.83

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      254,983.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M REMITTANCE AMOUNT                    254,983.33

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT       94,500.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS B REMITTANCE AMOUNT                     94,500.00

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT    1,040,200.18
         (B) PRINCIPAL DISTRIBUTION AMOUNT   2,939,071.70
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL REMITTANCE AMOUNT                          3,979,271.88

   14.   (A) REIMBURSABLE AMOUNT (I-22)                           0.00
         (B) GP REMITTANCE AMOUNT PAYABLE                         0.00


   15.   (A) CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                            34,910,591.21

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  19,745,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  29,277,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  23,496,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  17,989,000.00

      (F) CLASS M-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  22,500,000.00

      (G) CLASS M-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  19,000,000.00

      (H) CLASS B PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                  13,500,000.00

      (I) TOTAL POOL PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                                                 180,417,591.21

16. TRIGGER EVENT CALCULATION                                                           TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i)  EXCEEDS 50% OF (ii)
         (i)  SIXTY-DAY DELINQUENCY RATIO               2.14%
         (ii) CLASS A CREDIT ENHANCEMENT PERC           33.70%          6.34%                      NO

    (2)  BOTH (A) AND (B) OCCUR

            (A) EITHER (X) OR (Y) OCCUR
                (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                       EXCEEDS 9%     OR                     0.81%
                (Y) THE CUMULATIVE REALIZED LOSSE         257,407.61                               NO

             (B) EITHER (X) OR (Y) OCCUR
                 (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                         EXCEEDS 15%   OR                0.81%
                 (Y) THE CUMULATIVE REALIZED LOSS    257,407.61    NO                               NO

                                                                                           ----------------------
                     IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT              NO
                                                                                           ----------------------

17. CUMULATIVE REALIZED LOSSES                                                            257,407.61

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
       EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                   0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                          37,418.81

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                        37,418.81

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TR                                 9,167.83

    (D) FHA PREMIUM ACCOUNT                                                                4,596.29

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                0.00
           (B) SECTION 5.04 (c)                                                                0.00
           (C) SECTION 5.04 (d)(ii)                                                            0.00
           (D) SECTION 5.04 (e)                                                                0.00
           (E) SECTION 5.04 (f)(i)                                                        74,837.62

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                      34,910,591.21               0.64064359
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                     54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                      19,745,000.00               1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                     19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                      29,277,000.00               1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                     29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                      23,496,000.00               1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                     23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                      17,989,000.00               1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                     17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                      22,500,000.00               1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                     22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                      19,000,000.00               1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                     19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                      13,500,000.00               1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                     13,500,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                          180,417,591.21               0.90208796
    ORIGINAL POOL  PRINCIPAL BALANCE                        200,000,000.00

22.(A)  WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                    13.891%

   (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                       15.441%

   (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
         CLASS A-4, CLASS A-5, CLASS M-1, CLASS M-2 AND CLASS B
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                     6.857%
                                                                   ------------------------------------
   (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                     02/28/98      08/31/98   09/30/98
                                                                   ------------------------------------
                                                                     13.900%        13.895%    13.891%

23.(A) SENIOR PERCENTAGE                                                            100.00%

   (B) CLASS B PERCENTAGE                                                             0.00%

24.(A) SPREAD AMOUNT                                                           6,788,655.13

   (B) SPECIFIED SUBORDINATED AMOUNT                                          10,800,000.00

25.(A) CLASS A APPLIED REALIZED LOSS AMOUNT                                            0.00
       CLASS M APPLIED REALIZED LOSS AMOUNT                                            0.00
       CLASS B APPLIED REALIZED LOSS AMOUNT                                            0.00

   (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                            0.00
       UNPAID  CLASS M REALIZED LOSS AMOUNT                                            0.00
       UNPAID  CLASS B REALIZED LOSS AMOUNT                                            0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                 989,599.67

27.(A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
       FOR THE DUE PERIOD                                                          4,596.29
   (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
       CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06
       (b)(i)                                                                        598.00

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
        RECEIVED DURING THE MONTH                                                      0.00

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                    20,000,000.00

 30. CLAIMS FILED DURING THE DUE PERIOD                                                0.00

 31. CLAIMS PAID DURING THE PERIOD                                                     0.00

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                            0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                               0.00

 34. OTHER INFORMATION                                                                  N/A

                                   EXHIBIT L
                 REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1998


RESIDENTIAL   OUTSTANDING        #
TRUST         DOLLARS            ACCOUNTS      RANGES             AMOUNT         NO        PCT
1998-I          $187,206,246.34    9,733     1 TO 29 DAYS    20,218,108.81     1,203     10.80%
                                            30 TO 59 DAYS     2,050,434.94       153      1.10%
                                            60 TO 89 DAYS     1,158,429.48        85      0.62%
                                            90 AND OVER       2,751,661.32       237      1.47%

                                            FORECLOSURE          91,402.66         2      0.05%
                                            REO PROPERTY              0.00         0      0.00%

                                            TOTALS          $26,270,037.21     1,680     14.03%
                                                          =====================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE       CLASS A-1    CLASS A-2    CLASS A-3    CLASS A-4   CLASS A-5
--------------------------------------------------------------------------------
(ii)               694.58     1,000.00     1,000.00     1,000.00    1,000.00

(vi)                24.73         0.00         0.00         0.00        0.00

(vii)                3.52         0.00         0.00         0.00        0.00

(viii)               7.28         0.00         0.00         0.00        0.00


(xiii) (a)           3.71         5.17         5.18         5.43        5.98
       (b)          53.93         0.00         0.00         0.00        0.00
       (c)           0.00         0.00         0.00         0.00        0.00
       (d)           0.00         0.00         0.00         0.00        0.00

(xv)               640.64     1,000.00     1,000.00     1,000.00    1,000.00

(xxxv)               0.00         0.00         0.00         0.00        0.00


SUBCLAUSE       CLASS M-1    CLASS M-2    CLASS B
---------------------------------------------------
(ii)             1,000.00     1,000.00     1,000.00

(vi)                 0.00         0.00         0.00

(vii)                0.00         0.00         0.00

(viii)               0.00         0.00         0.00


(xiii) (a)           6.06         6.25         7.00
       (b)           0.00         0.00         0.00
       (c)           0.00         0.00         0.00
       (d)           0.00         0.00         0.00


(xv)             1,000.00     1,000.00     1,000.00

(xxxv)               0.00         0.00         0.00